LK Balanced Fund
Institutional Class: LKBLX

Supplement dated July 14, 2025, to the Prospectus
and Statement of Additional Information dated October 28, 2024

Effective immediately, Bruce H. Van Kooten, CFA, Managing Director of the Adviser, is no longer serving as portfolio manager to the Fund. Accordingly, all references to Mr. Van Kooten in the Prospectus and Statement of Additional Information are hereby removed.
Thomas J. Sudyka, Jr., CFA, and Chad C. Clauser, CFA, each a Managing Director of the Adviser, continue to serve as portfolio managers of the Fund.

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Please retain this supplement with your Prospectus, and Statement of Additional Information.